BRIGHTHOUSE FUNDS TRUST II	SUMMARY PROSPECTUS	April 29, 2024
Loomis Sayles Small Cap Core Portfolio
Class A, Class B and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, reports to shareholders, and other information about the Portfolio (including the documents listed below) online at www.brighthousefinancial.com/products/fund-resources. You can also get this information at no cost by calling 1-800-882-1292 or by sending an e-mail request to RCG@brighthousefinancial.com. The Portfolio’s Prospectus and
Statement of Additional Information, both dated April 29, 2024, as supplemented from time to time, and the Portfolio’s financial statements for the year ended December 31, 2023, including the notes to the financial statements, the financial highlights and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the
Portfolio, dated December 31, 2023, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased Contracts (as defined below) from insurance companies, including insurance companies affiliated with Brighthouse Investment Advisers, LLC, and is not intended for use by other investors.

Investment Objective
Long-term capital growth from investments in common stocks or other equity securities.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.08%	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.98%	1.23%	1.13%
Fee Waiver[1]	(0.09% )	(0.09% )	(0.09% )
Net Operating Expenses	0.89%	1.14%	1.04%

Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2024 through April 30, 2025, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2025, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$91	$303	$533	$1,193
Class B	$116	$381	$667	$1,481
Class E	$106	$350	$614	$1,367
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
Loomis, Sayles & Company, L.P. (“Loomis Sayles” or “Subadviser”), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio’s net assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000® Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. As of December 31, 2023, the highest market capitalization of companies in the Russell 2000 Index was $15.0 billion. The Portfolio may invest the rest of its assets in larger companies. The Portfolio may invest any portion of its assets in securities of U.S. and Canadian issuers and up to

20% of its assets in other foreign securities, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions. The Portfolio may, from time to time, emphasize one or more sectors.
The Portfolio may also invest in real estate investment trusts and other real estate related securities.
Stock Selection
Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.
Value Stocks. Loomis Sayles seeks to identify securities of smaller companies that it believes are undervalued by the market using a disciplined bottom-up approach to investing. Utilizing fundamental research, Loomis Sayles seeks to identify those stocks selling at a discount to its assessment of intrinsic value. The Portfolio’s investments focus on market inefficiencies and may include companies that are misunderstood by other investors; are undergoing a change in the business model or financial structure; or those companies that are not yet well-known to the investment community but are considered to have favorable fundamental prospects and attractive valuation. The portfolio managers analyze fundamental trends across the various industries in the sectors and use this information along with security valuation procedures to determine which stocks they believe are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price or a more attractive opportunity is found.
Growth Stocks.  Loomis Sayles seeks to invest in stocks with a set of common characteristics that include: top tier growth, understated earnings power and less exploited, undiscovered names. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate.
Market Risk. The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk. Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Foreign Investment Risk. Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Real Estate Investment Risk. Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Loomis Sayles Small Cap Core Portfolio

Focused Investment Risk. Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q4 2020	26.53%
Lowest Quarter	Q1 2020	-30.83%
Average Annual Total Return as of December 31, 2023
	1 Year	5 Years	10 Years
Class A	17.46%	11.35%	7.90%
Class B	17.18%	11.07%	7.63%
Class E	17.29%	11.18%	7.74%
Russell 2000 Index (reflects no deduction for mutual fund fees or expenses)	16.93%	9.97%	7.16%
Management
Adviser. Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser. Loomis, Sayles & Company, L.P., is the subadviser to the Portfolio.
Portfolio Managers. John J. Slavik, CFA, Co-Portfolio Manager of Loomis Sayles, Mark F. Burns, CFA, Co-Portfolio Manager of Loomis Sayles, Joseph R. Gatz, CFA, Co-Portfolio Manager of Loomis Sayles, and Jeffrey Schwartz, CFA, Co-Portfolio Manager of Loomis Sayles, have managed the Portfolio since 2005 in the case of Messrs. Slavik and Burns, since 2000 in the case of Mr. Gatz, and since 2012 in the case of Mr. Schwartz. Messrs. Slavik, Burns, Gatz and Schwartz are the day-to-day managers of the Portfolio and make the final investment decisions for the Portfolio.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
Loomis Sayles Small Cap Core Portfolio

BHF-36803